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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-95631, Registration Statement No. 333-28253 and Registration Statement No. 333-57855 of PanAmSat Corporation on Form S-8 of our report dated January 14, 2000 appearing in this Annual Report on Form 10-K of PanAmSat Corporation for the year ended December 31, 1999.




/s/ Deloitte & Touche LLP

Stamford, Connecticut
March 29, 2000